Exhibit 4.1

COMMON SHARES		COMMON SHARES

DMGI	[Digital Music Group, Inc. Logo]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 25388X 10 6

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE COMMON SHARES, $0.01 PAR VALUE PER SHARE OF

DIGITAL MUSIC GROUP, INC.

transferable on the books of the Company by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

TO APPEAR HERE	TO APPEAR HERE
SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED: U.S. STOCK TRANSFER CORPORATION TRANSFER AGENT

BY:
AUTHORIZED SIGNATURE

DIGITAL MUSIC GROUP, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT-	_______________ Custodian______________

TEN ENT-	as tenants by the entireties		(Cust) (Minor)

JT TEN-	as joint tenants with		under Uniform Gifts to Minors
	right of survivorship and		Act
	not as tenants in common		(State)
		UNIF TRF MIN ACT-	______________Custodian (until age_______)
(Cust)
___________________ under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________________ hereby sell, assign and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares

of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(s) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.